SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ x ] Definitive  Proxy  Statement
[   ] Definitive  Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               V BAND CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[   ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act
      Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________

      2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

      4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________________

      5) Total fee paid:
         _______________________________________________________________________

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         _______________________________________________________________________

      2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

      3) Filing Party:
         _______________________________________________________________________

      4) Date Filed:
         _______________________________________________________________________

[GRAPHIC -- COMPANY LOGO]                                     V Band Corporation
                                                                 565 Taxter Road
                                                              Elmsford, NY 10523


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- MAY 22, 1996


To the Shareholders of V Band Corporation:

     The Annual Meeting of Shareholders of V Band Corporation (the "Company"), a New York corporation, will be held at the principal office of the Company, 565 Taxter Road, Elmsford, New York 10523, on May 22, 1996, at 10:00 a.m., for the following purposes:

     (1) To elect a Board of Directors to hold office for a term expiring upon the 1997 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified.

     (2) To approve and adopt proposed amendments to the Company's Amended and Restated 1982 Incentive Stock Option Plan.

     (3) To approve the retention of Deloitte & Touche LLP as independent accountants for the 1996 fiscal year.

     (4) To transact such other business as may legally come before the meeting or any adjournment or adjournments thereof, although management of the Company was not aware on April 19, 1996 of any other business to be considered.

     Reference is made to the accompanying Proxy Statement for more complete information concerning the foregoing matters.

     Only shareholders of record at the close of business on April 5, 1996 are entitled to vote at the Annual Meeting.

     We look forward to seeing as many shareholders as possible at the meeting. Whether or not you expect to be present, please mark, sign and date the enclosed form of proxy and return it in the envelope provided. No postage need be added if you deposit the envelope in a mail depository in the United States.



                                         By Order of the Board of Directors

                                         /s/Thomas E. Feil

                                         THOMAS E. FEIL
                                         Chairman and Chief Executive Officer



Elmsford, New York
April 19, 1996


SHAREHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD. THE BUSINESS OF THE MEETING IS IMPORTANT TO THE COMPANY AND CANNOT BE TRANSACTED UNLESS A MAJORITY OF THE OUTSTANDING SHARES ARE REPRESENTED.

                           [GRAPHIC -- COMPANY LOGO]


                                 PROXY STATEMENT


                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of V Band Corporation (the "Company"), 565 Taxter Road, Elmsford, New York 10523, of proxies for use at the Annual Meeting of Shareholders to be held on May 22, 1996 and any adjournments thereof. A proxy may be revoked by a shareholder at any time prior to its use by filing with the Company a duly executed proxy bearing a later date or by giving written notice of such revocation to the Secretary of the Company prior to the meeting. A proxy is also subject to revocation if the person executing the proxy is present at the meeting and chooses to vote in person.

     The expenses of proxy solicitation will be paid by the Company. The principal solicitation of proxies is being made by mail; however, officers and other employees of the Company may solicit proxies by telephone, telegraph or personal interview, without additional compensation therefor. Forms of proxies and proxy material will also be distributed through brokers, custodians and other like persons to the beneficial owners of Common Stock of the Company, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred in connection therewith.

     The Annual Report of the Company to Shareholders for the fiscal year ended October 31, 1995, including financial statements, accompanies this Proxy Statement. The proxy and this Proxy Statement, together with the Annual Report to Shareholders, are being mailed to shareholders on or about April 19, 1996.


                 DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS


     The record date for the determination of shareholders entitled to vote at the meeting is the close of business on April 5, 1996. On that date, the Company had 5,323,170 shares of Common Stock, par value $.01 per share (the "Common Stock"), issued and outstanding. Each holder of Common Stock is entitled to one vote per share on all matters to come before the meeting.

     All of the shares of Common Stock of the Company represented by valid proxies, unless otherwise specified therein or unless revoked, will be voted FOR the election of the persons nominated as directors, FOR the adoption of the amendments to the Company's Amended and Restated 1982 Incentive Stock Option Plan ("ISOP"), FOR the approval of the retention of Deloitte & Touche LLP as the Company's independent public accountants for the 1996 fiscal year, and at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting, although as of the date of this Proxy Statement, the Company was not aware of any other business to be considered. Where a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly.

           PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT


     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who owns beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company as a group, as of April 5, 1996.

                                                                                   Number of Shares              Percentage
Name and Address                                                                  Beneficially Owned              of Class
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Feil                                                                      1,461,472 (1)(2)               27.3%
  565 Taxter Road, Elmsford, NY 10523

Sven Englund                                                                           17,054 (1)                   *
  6 Fairty Dr., New Canaan, CT 06840

Thomas Hughes                                                                          14,567 (1)                   *
  565 Taxter Road, Elmsford, NY 10523

Luke P. La Valle, Jr.                                                                  18,000 (1)                   *
  460 East 79th Street, New York, NY 10021

Thomas H. Lenagh                                                                       11,000 (1)                   *
  1 Brookside Drive, Westport, CT 06880

Brian S. North                                                                        101,000 (1)(3)                1.9%
  213 Croft Ridge Drive, Broomall, PA  19008

Joseph M. O'Donnell                                                                    18,000 (1)                   *
  3681 NW. 62nd St, Boca Raton, FL 33496

John E. Petronzi                                                                       40,000 (1)                   *
  690 Carlene Dr., Bridgewater, NJ 08807

George J. Rogers                                                                       60,866 (1)                   1.1%
  215 E. Kamden Ave., Morristown, NJ 08057

A. Eugene Sapp, Jr.                                                                     4,000 (1)                   *
  528 Adams Street, Huntsville, AL 35801

J. Stephen Vanderwoude                                                                  6,000 (1)                   *
  Box 1735, 2316 Youngs Road, Southern Pines, NC 28388

All directors and executive officers as a group (12 persons)                        1,755,959 (1)                  31.6%

- ----------
* less than 1%

(1) Includes options to purchase shares of common stock, which are currently exercisable or exercisable within 60 days, as follows: Mr. Feil, 25,000 shares; Mr. Englund, 16,400 shares; Mr. Hughes, 13,567 shares; Mr. La Valle, 8,000 shares; Mr. Lenagh, 6,000 shares; Mr. North, 21,000 shares; Mr. O'Donnell, 18,000 shares; Mr. Petronzi, 40,000 shares; Mr. Rogers, 60,866 shares; Mr. Sapp, 4,000 shares; Mr. Vanderwoude, 4,000 shares; and all directors and executive officers as a group, 220,833 shares.

(2) Excludes 80,000 shares held in an irrevocable trust for Mr. Feil's daughter, over which Mr. Feil holds no voting or investment power.

(3) Includes 80,000 shares held in an irrevocable trust for which Mr. North is the trustee. Mr. North has no economic interest in the trust, however, he holds investment and voting authority over such shares.

                                     DIRECTORS AND EXECUTIVE OFFICERS

Name                                         Age               Office Held
- ----------------------------------------------------------------------------------------------------------
Thomas E. Feil (1)                           54                Chairman, Chief Executive Officer, Director
Thomas Hughes                                36                Chief Operating Officer
Mark R. Hahn                                 38                Vice President - Chief Financial Officer
Luke P. La Valle, Jr. (2) (3)                54                Director
Thomas H. Lenagh (2)                         71                Director
Brian S. North (1)                           44                Director
Joseph M. O'Donnell (1) (3)                  50                Director
A. Eugene Sapp, Jr.                          59                Director
J. Stephen Vanderwoude (3)                   52                Director

- --------
(1)  Member of the Stock Option Committee.

(2)  Member of the Audit Committee.

(3)  Member of the Executive Compensation Committee.

     Thomas E. Feil has served as Chairman of the Company from April 1985 to present, as a Director since its inception and as Chief Executive Officer from April 1985 to August 1988 and from August 1993 to present. From its inception until April 1985, Mr. Feil was President of the Company.

     Thomas Hughes was appointed Chief Operating Officer of the Company in August 1995. Previously, he served the Company as Vice President of Marketing and Product Planning from 1993 to 1995. Mr. Hughes began his career with the Company in 1988 as a staff engineer and held various engineering management positions of increasing responsibility until his appointment as Vice President. Prior to joining the Company, he worked as a researcher at CBS Laboratories' Technology Center and a Systems Engineer at United Technologies.

     Mark R. Hahn was appointed Vice President and Chief Financial Officer of the Company in August 1995 and in November 1995 was elected Secretary of the Company. Previously, he served as Controller of the Company since 1994. Prior to joining the Company, he was a consultant to American Airlines in Fort Worth, TX. From 1991 to 1994 he served as Vice President of Finance and Controller for Business Express Corporation in Westport, CT. He joined Business Express in 1990 as Controller. From 1987 to 1990, he held the positions of Corporate Controller and Director of Corporate Planning and Accounting with Waldenbooks in Stamford, CT. He began his career as a certified public accountant with Price Waterhouse.

     Luke P. La Valle, Jr., became a Director of the Company in June 1992 and is President and Chief Investment Officer of American Capital Management, Inc., a New York City-based management firm for individuals, trusts, pension and profit sharing accounts.

     Thomas H. Lenagh became a Director of the Company in June 1993. Mr. Lenagh has served as an independent financial consultant for the last six years. Mr. Lenagh is also a Director of the following companies: CML Inc., Gintel Funds, Adams Express, Clemente Growth Fund, U.S. Life Co., SCI Systems, Inc., ICN Pharmaceuticals, Inc., Irvine Sensors, Inc., Franklin Quest and Styles on Videos, Inc.

     Brian S. North became a Director of the Company in September 1988. Mr. North is an attorney with the law firm White and Williams. From 1987 to 1995, he was a member of the law firm of Elliott, Reihner, Siedzikowski, North & Egan, P.C. and its predecessor law firms. From 1980 to 1987, he was senior Corporate Counsel of Sun Company, Inc., an energy resources company.

     Joseph M. O'Donnell has served as a Director of the Company since June 1991. Since July 1994, Mr. O'Donnell has been the President, Chief Executive Officer and a Director of Computer Products, Inc., a publicly held multinational manufacturer in Boca Raton, Florida. From 1993 to 1994, he was Chief Executive Officer for Savin Corporation, after one year of being an independent business consultant. From 1990 to 1992 he served as President and Chief Executive Officer of GO/DAN Industries Inc., a Connecticut-based manufacturer of automobile parts sold primarily in the after market. He is also a director of Cincinnati Microwave, Inc., a publicly held company.

     A. Eugene Sapp, Jr. was appointed as a Director of the Company in August 1994. Since 1981, Mr. Sapp has served as President, Chief Operating Officer and Director of SCI Systems, Inc., a contract manufacturer of electronic equipment. Mr. Sapp also serves as a Director of CMS Inc. of Tampa, Florida.

     J. Stephen Vanderwoude has served as Director of the Company since May 1994. Mr. Vanderwoude is currently a consultant and private investor. Previously, he was President, Chief Executive Officer and Director for Video Lottery Technologies in Atlanta, Georgia from 1994 to 1995. Prior to that, he was the President and Chief Operating Officer of Sprint Corporation's Local Telecommunication Division until September 1993. Prior to the merger of Sprint and Centel corporations in March 1993, Mr. Vanderwoude was President and a Director of Centel Corporation from 1988. Mr. Vanderwoude is a Director of First Midwest Bancorp, a bank holding company.

     The  Board  of  Directors  of the  Company  has an  Executive  Compensation
Committee, a Stock Option Committee and an Audit Committee. The Executive Compensation Committee's principal functions are to recommend to the Board of Directors the compensation arrangements for the executive officers of the Company. The Stock Option Committee exercises the responsibilities of the Board in granting options under and administering the Company's 1982 Incentive Stock Option Plan and its 1984 Stock Option Plan. The Audit Committee's principal functions are to review with internal financial staff and the Company's independent public accountants the Company's reporting process and internal controls and to recommend the selection, retention or termination of the independent public accountants. During the 1995 fiscal year, the Audit Committee held 3 meetings, the Executive Compensation Committee and the Stock Option Committee did not hold formal meetings separate from Board meetings. The Stock Option Committee acted by unanimous written consent on 3 occasions. The Board of Directors has no other standing committees.

     The Board of Directors of the Company held 7 meetings during the fiscal year ended October 31, 1995. Each incumbent director attended over 85% percent of the meetings of the Board and the committees on which he serves.

                             EXECUTIVE COMPENSATION


Summary Compensation Table

     The following table sets forth information for each of the fiscal years ended October 31, 1995, 1994 and 1993 concerning the compensation of the Company's chief executive officer and each of its other executive officers whose salary and bonus for fiscal 1995 exceeded $100,000:

                                                                                                Long-Term
                                                         Annual Compensation                 Compensation(1)
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Securities
Name/                                                                       Other Annual       Underlying      All Other
Principal Position                 Year         Salary          Bonus       Compensation       Options (#)  Compensation(2)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Feil,                    1995        $199,000     $     -         $     -                 -         $   1,528
Chairman, Chief Executive          1994         199,998           -               -                 -               -
Officer and Director               1993         192,306           -               -                 -               -

John E. Petronzi, (3)              1995         150,000        10,000             -              10,000             -
Executive Vice President           1994         130,989           -               -              45,000             -
                                   1993            -              -               -                 -               -

Thomas Hughes, (4)                 1995         103,616         3,276             -              16,000           1,036
Chief Operating Officer            1994          88,858           -               -               6,000             889
                                   1993          79,404           -               -                 -               794

George J. Rogers, (5)              1995         125,000         4,664             -              10,000           1,250
Vice President                     1994         123,076           -               -              25,000           2,003
                                   1993          99,824           -               -                 -             1,696

Sven R. Englund, (6)               1995          97,999         3,276             -                 -               980
Vice President                     1994          95,656           -               -               1,500             956
                                   1993          95,346           -               -                 -               953

- ---------------
(1) Other than the Company's 401(k) Plan and its stock option and stock purchase plans, the Company does not have any long-term incentive plans and does not grant restricted stock awards.

(2)  Includes amounts contributed by the Company under the Company's 401(k) Plan
     during   the  fiscal   year  and  any   additional   discretionary   annual
     contributions related to the prior fiscal year.

(3) Mr. Petronzi joined the Company as an Executive Vice President in January 1994 and resigned as an Officer effective April 5, 1996. At the time he joined the Company, Mr. Petronzi was provided with a $30,000 loan with interest at 6%. Under an agreement entered into with the Company, Mr. Petronzi is entitled to continue to receive his base compensation until January 10, 1997 or such earlier date on which he first receives compensation from another party for providing services on a regular basis. Upon the termination of his employment with the Company, he is also entitled to have the remaining balance of his loan forgiven and is entitled to retain certain office equipment.

(4) Mr. Hughes is a party to an agreement with the Company which entitles him to receive $150,000 if there is a change of control of the Company prior to March 31, 1997, subject to certain exceptions.

(5) Mr. Rogers served as Vice President and Chief Financial Officer until August 29, 1995. He resigned from the Company as a Vice President effective November 3, 1995. He also served as a consultant to the Company through December 31, 1995.

(6) Mr. Englund resigned from the Company as a Vice President effective November 17, 1995.

Stock Options

     The following tables summarize options grants during the fiscal year ended October 31, 1995 to each of the Executive Officers named in the Summary Compensation Table and the value of the options held by such persons at the end of such fiscal year. None of those Executive Officers exercised any stock options during the fiscal year ended October 31, 1995. The Company does not maintain any pension plans or any supplementary pension award plans.

Option Grants in Last Fiscal Year

                                                                                                Potential Realizable Value
                                                                                                at Assumed Annual Rates of
                                                                                                  Stock Price Appreciation
                                         Individual Grants                                            for Option Term
- ------------------------------------------------------------------------------------------------------------------------------------
                         Number of        Percentage of
                        Securities        Total Options
                        Underlying         Granted to           Exercise
                          Options         Employees in            Price           Expiration
Name                     Granted1          Fiscal Year         (per share)           Date             5%            10%
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas Hughes             10,000               13%                $2.00           10/10/05          $18,686       $41,601
Thomas Hughes              6,000                8%                 3.13            1/18/05            4,432        18,181
John E. Petronzi          10,000               13%                 3.13            1/13/05            7,436        30,351
George J. Rogers          10,000               13%                 3.13            1/13/05            7,436        30,351

- ----------------
(1)  All options granted vest one-third per year for three years.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-end Option Value



                                                         Number of Securities Underlying   Value of Unexercised In-the-Money
                                                          Unexercised Options at FY-End             Options at FY-End
- ------------------------------------------------------------------------------------------------------------------------------------
                          Shares
                        Acquired on         Value
Name                     Exercise         Realized        Excercisable      Unexercisable     Excercisable     Unexercisable
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Feil               -          $     -              25,000               -              $      -        $     -
Thomas Hughes                -          $     -              11,567             14,000                  -             3,750
John E. Petronzi             -          $     -              25,000             35,000                  -              -

Compensation Of Directors

     The Company pays each outside director an annual director's fee of $7,500 plus $500 for each board meeting attended (up to a limit of six meetings per year), plus deferred cash compensation payable upon termination of service as a director in an amount equal to $2,000 for each year of service as a director. Additionally, each director is reimbursed for out-of-pocket travel expenses incurred to attend a board meeting and receives reasonable compensation for chairing any committee of the Board. Outside directors also receive, upon election or re-election as a director, a grant of stock options under the Company's 1984 Stock Option Plan covering 2,000 shares of the Company's Common Stock, at an exercise price equal to the fair market value on the date of grant.


                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
                         AND THE STOCK OPTION COMMITTEE


Executive Compensation Policies

     Executive compensation is set by the Executive Compensation Committee, which approves cash compensation, and the Stock Option Committee, which determines stock option grants. The Company's executive compensation program is designed to provide compensation that is competitive with that offered by other companies against which the Company competes for executive resources. The objectives of the program are (1) to attract and retain superior talent and (2) to reward executives for successful strategic management and for increases in shareholder value.

     Cash compensation is targeted relative to companies of similar size and in similar businesses. In setting compensation levels, the Executive Compensation Committee reviews competitive data compiled by an independent compensation consulting firm. In addition to competitive factors, cash compensation is based on the Executive Compensation Committee's evaluation of each executive's performance as measured against individual, business group and company-wide goals. Target annual incentive bonuses are set at the beginning of the year and are conditioned on the achievement of a threshold level of operating profit. If the threshold is reached, the amount of each bonus relative to the target may vary based on individual performance.

     Long-term compensation consists of stock options. Options are granted in order to align more closely the interests of executives and shareholders by creating the opportunity for executives to develop a significant equity interest in the Company and because the potential value of the option is tied directly to increases in the fair market value of the Company's common stock during the term of the option. Mr. Feil, the Company's Chairman and "largest" stockholder, is a member of the Stock Option Committee and is not eligible to receive stock options.

1995 Compensation

     The Company's operating results, including operating results for prior periods, influenced decisions regarding executive compensation during fiscal year 1995. Increased levels of competition and a maturing market for the Company's principal products have exerted substantial pressure on the Company's operating results. Decisions regarding executive compensation during fiscal year 1995 were based upon individual and Company performance and the need to provide incentives to improve the Company's financial performance and increase shareholder value. These factors were equally applicable to CEO compensation during fiscal year 1995.



                                         The Executive Compensation Committee:
                                         Luke P. La Valle, Jr.
                                         Joseph M. O'Donnell
                                         J. Stephen Vanderwoude


                                         The Stock Option Committee:
                                         Thomas E. Feil
                                         Brian S. North
                                         Joseph M. O'Donnell

Compensation Committee Interlocks and Insider Participation

     Messrs. La Valle, O'Donnell and Vanderwoude comprise the Executive Compensation Committee. Messrs. Feil, North and O'Donnell comprise the Stock Option Committee. Mr. Feil is an officer and employee of the Company, but is not eligible to receive stock options while serving on the Committee.

                                PERFORMANCE GRAPH


     The following graph sets forth total shareowner return (stock price plus dividends, assuming dividend reinvestment) on a $100 investment in each of the following: (i) the Company's Common Stock, (ii) U.S. NASDAQ Stock Market Index and (iii) the NASDAQ Telecommunications Index, for the five-year period commencing on November 1, 1990 and ended October 31, 1995.


                      COMPARISON OF FIVE YEAR TOTAL RETURN
                      AMONG V BAND CORPORATION, NASDAQ US,
                        & NASDAQ TELECOMMUNICATIONS INDEX

               [GRAPHIC -- GRAPH PLOTTED TO POINTS IN CHART BELOW]

                                        1990          1991           1992           1993           1994           1995
                                        ----          ----           ----           ----           ----           ----
V Band Corporation                       $0           $140           $165           $206           $180           $95
NASDAQ Telecommunication Index            0            144            153            306            258            277
NASDAQ Index                              0            169            191            246            247            333

1. ELECTION OF A BOARD OF DIRECTORS

     Seven directors are to be elected at the meeting for a term of office which will expire upon the 1997 Annual Meeting of Shareholders, or at such later date as each director's successor is elected and shall qualify. All current members of the Board are nominees for election. Information regarding the nominees is set forth under "Directors and Executive Officers" above. The term of office of all present directors will expire on May 22, 1996, or at such later date as each director's successor is elected and shall qualify.

     The Board of Directors will consider shareholders' recommendations for Board of Directors nominations for the 1997 Annual Meeting of Shareholders if made in writing. The proposed nominee's written consent and sufficient background information on the candidate must be included to enable the Board of Directors to make proper judgments as to his or her qualifications. Recommendations should be addressed to the Chief Executive Officer at the Company's headquarters and received no later than January 15, 1997.

     It is the intention of the persons named as proxies to vote the shares to which the proxy relates FOR the election of the persons nominated as directors unless instructed to the contrary. The affirmative vote of those shareholders of record holding a plurality of the issued and outstanding shares of Common Stock present in person or represented by proxy and voting at the meeting (excluding abstentions and broker non-votes, which are not deemed present and voting for this purpose) is required to elect the persons nominated.

     The Board recommends that shareholders vote FOR the nominees for director.

2. APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED 1982 INCENTIVE
   STOCK OPTION PLAN

     The Board of Directors of the Company has proposed for submission to shareholders an amendment to the Company's Amended and Restated 1982 Incentive Stock Option Plan (the "ISOP") to increase from 900,000 to 1,200,000 the number of shares of Common Stock available for issuance upon exercise of options granted under the ISOP. The ISOP was adopted by the Company in 1982 to provide an increased incentive to key persons who, in the opinion of the Board of Directors or the Stock Option Committee, are responsible for the management, growth, development and expansion of the business of the Company.

     Options to purchase all of the 900,000 shares authorized for issuance under the ISOP have been granted. Of that amount, options to purchase 328,539 shares have been exercised and options to purchase 571,461 shares are outstanding. In addition, in March 1996, the Stock Option Committee granted to Mr. Hughes options to purchase 45,000 shares of the Company's Common Stock at an exercise price of $1 7/8 per share, of which 12,567 shares are subject to such shares becoming available under the ISOP by means of the proposed amendment or otherwise.

     The amendment will, if approved, make available an additional 300,000 shares for issuance upon exercise of options which may be granted thereunder. Approximately 35 employees (including 2 Officers) are eligible to participate in the ISOP.

     It is the intention of the persons named as proxies to vote the shares to which the proxy relates FOR the amendments to the Company's ISOP, unless instructed to the contrary. The affirmative vote of those shareholders holding of record a majority of the issued and outstanding shares of Common Stock present in person or by proxy and entitled to vote at the meeting is required to authorize the proposed amendments to the ISOP increasing the number of shares available for issuance thereunder. Although the Board of Directors does not believe shareholder approval is required for adoption of the other amendments to the ISOP, the Company is soliciting shareholder ratification therefor.

     The Board recommends shareholders vote FOR adoption of the amendments to the ISOP.

     The express terms of the ISOP, as proposed to be amended, are set forth in Appendix A to this Proxy Statement. The following discussion is a summary of the ISOP as proposed to be amended and is qualified by reference to the Appendix. Reference is also made to certain information concerning the ISOP set forth on page 5 under the caption "Executive Compensation-Stock Options."

     In 1982, the Company's shareholders and Board of Directors approved and adopted the Company's ISOP, providing for the grant to certain key persons (as determined by its Board of Directors) of incentive stock options (as defined in
Section 422A of the Code) to acquire shares of the Company's Common Stock. In 1990, the Board of Directors amended the ISOP, subject to shareholder approval, to increase to 900,000 the number of shares available pursuant to which options may be granted, which increase was approved by shareholders at the 1990 Annual Meeting of Shareholders.

     The options may be granted in such number, at such times and to such key persons, including officers and directors, as the Board of Directors or the Stock Option Committee determines in its sole discretion. The options may be exercised by payment of a purchase price, in cash or by the delivery of stock, determined on the date of grant, which is not less than the fair market value of the shares of Common Stock at the date the option was granted. The exercise price for persons holding more than 10% of the Company's equity securities (a "10% Shareholder") must be at least 110% of fair market value on the date of grant. No option may be granted for a term of more than 10 years and options granted to 10%. Shareholders of the Company may not be for a term of more than five years.

     The tax consequences of the ISOP are set forth below:

     Under the Code, no income is recognized by the recipient of an incentive stock option ("ISO") at the time the ISO is granted.

     The holder of an ISO will not recognize income on the exercise of the ISO, but will recognize income only when and if he subsequently disposes of the shares for a price exceeding the exercise price. If such disposition does not occur before the later of one year from the date of exercise or two years from the date of grant of the option, the difference between the exercise price and the sale price will be taxed at long-term capital gains rates. If such disposition occurs within one year from the date of exercise or within two years from the date of grant, the employee will recognize (a) ordinary income equal to the difference, if any, between the exercise price paid for the shares, and the lower of (i) the fair market value of the shares on the date of exercise of the option or (ii) the amount realized on the disposition of the shares acquired on exercise, and (b) long-term or short-term capital gain (depending on the holding period) on any further gain measured by the difference, if any, between the amount received upon disposition of the shares and the fair market value of the shares on the date of exercise of the option. If the employee makes an early disposition, the Company will be entitled to an income tax deduction equal to the amount recognized by the employee as ordinary income.

     Although the Company's ISOP allows option holders to exercise their options, under certain circumstances, up to three years after the termination of the holder's employment by the Company, in order to qualify for non-recognition treatment, ISO's must be exercised within three months following the termination, for any reason other than death or disability, of an option holder's employment by the Company.

     The foregoing, while summarizing the Federal income tax implications of options to participants who are citizens or residents of the United States, does not purport to be complete, and is intended merely as an aid to help the optionee understand such Federal tax implications. For a more complete description, reference is made to the Code and Treasury Regulations thereunder. To the extent an employee deems it necessary, the employee should obtain competent professional advice regarding the applicability of Federal, state, local, and foreign tax laws and regulations.

     In the event that shareholder approval of the amendments to the ISOP is not obtained, the ISOP shall remain in effect as originally approved in February 1982, and as amended in July 1983, March 1985, December 1985, April 1989, September 1989, April 1990 and June 1992 and stock option agreements entered into thereunder will also remain in force and effect.

3. APPROVAL OF THE RETENTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has approved the retention of Deloitte & Touche LLP as the Company's independent accountants for the 1996 fiscal year. Although shareholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the shareholders of the Company for ratification at the Annual Meeting. In addition, the Board of Directors in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board believes that such change is in the best interests of the Company and its shareholders. Deloitte & Touche LLP served as the Company's independent public accountants for the 1994 and 1995 fiscal years.

     Deloitte & Touche LLP was first engaged by the Company to act as the Company's independent accountants for the 1994 fiscal year, effective March 18, 1994. For fiscal year 1993, Arthur Andersen LLP acted as the Company's independent accountants. The change in the independent accountants was approved by the Company's Board of Directors upon recommendation of the Audit Committee. The Company had not consulted with Deloitte & Touche on any accounting matter prior to its engagement.

     Upon the engagement of Deloitte & Touche LLP, the Company dismissed Arthur Andersen LLP, its independent accountant for fiscal 1993.

     The decision to change accountants was made by the Board of Directors upon recommendation of the Company's Audit Committee. For the audit of the financial statements of the Company for the year ended October 31, 1993 there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not satisfactorily resolved would have caused Arthur Andersen LLP to reference such matter in its report. Through March 18, 1994, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with Arthur Andersen LLP. The accountants' report for the year ended October 31, 1993 contained unqualified opinions.

     It is anticipated that representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and to respond to any appropriate inquiries from shareholders.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present and voting at the meeting (excluding abstentions and broker non-votes, which are not deemed present and voting for this purpose) is necessary for the adoption of the proposal. If the shareholders do not ratify the appointment of Deloitte & Touche LLP, the Board of Directors may reconsider the appointment.

     The Board recommends that shareholders vote FOR approval of the retention of Deloitte & Touche LLP.

4.  OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

                    DATE OF RECEIPT OF SHAREHOLDER PROPOSALS
                   FOR PRESENTATION AT THE 1997 ANNUAL MEETING


     Any proposal that a shareholder wishes to present for consideration at the 1997 Annual Meeting must be received by the Company at its principal executive offices no later than December 20, 1996, for evaluation as to inclusion in the Proxy Statement in connection with such meeting.

     You are urged to promptly vote, sign, date and return the enclosed proxy in the postage-paid envelope provided whether or not you currently plan to attend the meeting in person.

                                        By Order of the Board of Directors

                                        /s/ Thomas E. Feil

                                        THOMAS E. FEIL
                                        Chairman and Chief Executive Officer




Dated: April 19, 1996

                          APPENDIX A TO PROXY STATEMENT


                  V BAND CORPORATION AMENDED AND RESTATED 1982
                  INCENTIVE STOCK OPTION PLAN, AS AMENDED 1996


1. Purpose of Plan

     The purpose of this Plan, which shall be known as the "V Band Corporation 1982 Incentive Stock Option Plan, as amended" ( the "Plan"), is to aid V Band Corporation including any subsidiary which may be hereinafter formed (the "Company"), in securing and retaining officers, directors and key employees by making it possible to offer them an increased incentive, in the form of a proprietary interest in the Company, to establish or maintain a working relationship with the Company and to increase their efforts for its growth, development and expansion and to enable them to have a better appreciation of the stockholder point-of-view on matters of corporate management.

     Options granted under the Plan are to be "Incentive Stock Options" except options modified as provided by the provision of Section 5(f) hereof. As used herein, the term "Incentive Stock Options" shall mean those options granted hereunder which are intended to constitute "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2. Shares Subject to the Plan

     Subject to adjustment as provided in Section 6, an aggregate of 1,200,000 shares of the Company's Common Stock, par value $.01 per share (the "Stock), will be available for issuance upon the exercise of all options at any time granted under the Plan. The shares of Stock deliverable upon the exercise of options may be authorized and unissued Common Stock or reacquired Common Stock, as the Board of Directors of the Company (the "Board") may from time to time determine. If any option granted under the Plan shall terminate for any reason without having been exercised in full, the unpurchased shares subject thereto may be reallocated under the Plan.

3. Eligibility

     The class of persons eligible to receive Incentive Stock Options under the Plan shall be key employees of the Company (including officers and directors but excluding any director who is not also either an officer or otherwise regularly employed by the Company or any of its subsidiaries) who are eligible to receive such options under Section 422A of the Code and who, in the opinion of the Board, are from time to time primarily responsible for the management, growth, development and expansion of some part, or all, of the business of the Company.

     Nothing in the Plan or in any option granted hereunder shall confer any right on a person to continue in his relationship with the Company or shall interfere in any way with the right of the Company, as the case may be to terminate such relationship at any time.

4.  Administration of Plan

     The Plan shall be administered by the Board or by a committee (the "Stock Option Committee") consisting of three or more persons selected by, and serving at the pleasure of the Board. All references herein to the Board shall refer to the Stock Option Committee if one shall be designated by the Board. The Board shall have a plenary authority in its discretion, but subject to the express provisions of the Plan and, except with respect to an option modified as provided in the proviso of Section (5)(f) hereof, of Section 422A of the Code:

         (a) To determine which of the eligible employees of the Company shall be granted options and the number to be granted to each. In making such determination, the Board shall consider the position and responsibilities of the employee being his services and accomplishments, his present and potential contribution to the success of the Company and such other factors as the Board may deem relevant;

         (b) To determine the dates of grant of options;

         (c) To prescribe the form of the instruments evidencing any options granted under the Plan;

         (d) To adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings; and

         (e) To decide all questions and settle all controversies and disputes of general applicability which may arise in connection with the Plan.

     All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Board and shall be final and binding upon all persons.

     No member of a Stock Option Committee appointed by the Board of Directors to act hereunder shall be eligible for selection as a recipient of stock options hereunder, so long as he or she shall serve as a member of such Committee.

5. Terms and Conditions of Options

     Except as hereinafter provided, options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Price

         The purchase price per share of Stock deliverable upon the exercise of each option shall be not less than 100 percent of the fair market value of the Stock at the time the option is granted (the "date of grant"). If the Stock is traded on a national securities exchange, then the fair market value shall be determined by the Board on the basis of the mean between the highest and lowest quoted selling prices on the principal national securities exchange on which the Stock may then be traded on the date of grant, or, if there is no such sale on the date of grant, then on the last previous day on which a sale was reported. If the Stock is not listed on any national securities exchange but on an established securities exchange, then the fair market value of the Stock shall be determined by the Board on the basis of the mean between the bona fide bid and ask prices or the last sale price for a business day, based on quotations in the over-the-counter market as reported by NASDAQ. If the stock is not traded on any established exchange, then the Board shall determine the fair market value of the Stock, in good faith, on some other basis.

     (b) Payment for Stock

     The purchase price of Stock issued upon exercise of options granted hereunder shall be paid on the date of purchase as noted in Section 5(d)

     (c) Term of Options

     The term of each option granted under this Plan shall be for such period as the Board shall determine at the time of the grant, but not more than ten years from the date thereof. If the option is granted to an individual owning stock, directly or indirectly with the meaning of Code Section 425(d), at the time of grant, possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary (a "10% Stockholder"), the term of such option shall be for a period of not more than five years from the date of the grant thereof. No option shall be exercisable for one year after the date of grant, and the Board can specify whether an option shall be exercisable in whole or in installments.

     All rights to purchase pursuant to an option granted, unless sooner terminated, shall expire ten years from the date the option was granted.

     (d) Exercise of Option

     Options shall be exercised by written notice to the Company in the manner set forth in the option agreement evidencing such options.

     Payment of the option price shall be (a) made in full in cash or by check at the time of exercise, or (b) made in whole or in part by the surrender of shares of Stock, such Stock to be credited at the option price in an amount equal to its fair market value on the date of exercise determined by one of the methods specified in Section 5(a), or (c) made by any other method of payment with the consent of the Board, provided that it does not affect the treatment of the option as an Incentive Stock Option under the Code, and upon such terms and conditions including provision for securing the payment of the same, as the Board, in its discretion, shall provide. In no event, however, shall the Board provide for the installment payment of any option price unless at the time of exercise of the option to which such option price relates the holder of the option pays in cash or by check an amount equal to and/or not less than the aggregate par or stated value of the shares being acquired.

     As soon as practicable after receipt by the Company of notice of exercise and of payment of the option price for all shares with respect to which an option has been exercised, a certificate or certificates representing such shares shall be registered in the name or names of the optionholder, his successor or his permitted transferee and shall be delivered to the optionholder, his successor or his permitted transferee at the optionholder's address as it appears in the payroll records of the Company or such other address as may be designated by the optionholder.

     (e) Termination of Relationship with the Company

     Upon the termination of an optionholder's relationship with the Company (whether as a result of retirement, death or for any other reason), his option shall be limited to the number of shares purchasable by him on the date of the termination of such relationship, and his option as to any remaining shares shall terminate forthwith. Transfer from the Company to a subsidiary, which may be created hereinafter, from such subsidiary to the Company, or from one subsidiary to another, shall not be deemed to be termination of such relationship. Upon termination of a relationship, the optionholder's rights to exercise an option then held by him shall be as follows:

     (i) Retirement or Termination of Employment

     If an optionholder's relationship is terminated because of retirement or any reason other than disability or death, he may exercise his option, as limited above, at any time within three years from the date of his termination of such relationship, but in no event after the date on which the option by its terms terminates.

     (ii) Disability or Death

     If the optionholder's relationship is terminated by disability (within the meaning of Code Section 105(d)(4), his option may be exercised at any time within three years from the date of the termination of his employment, but in no event after the date on which the option terminates by its terms.

     If the optionholder's relationship is terminated by death, his option, as limited above, may be exercised by his legal representative within three years after his death, but in no event after the date on which the option by its terms terminates.

     (iii) Cause

     If the employment of an optionholder shall be terminated for "Cause", his rights under any then outstanding option shall terminate at the time of such termination of employment or consulting arrangement. As used in this subsection
(iii) of this paragraph (e), in the case of any employee not subject to a written employment agreement, "Cause" shall mean any willful or intentional act having the effect of injuring the reputation, business or business relationships of the Company or any repeated or continuous failure, neglect or refusal to perform in a satisfactory manner duties assigned to such employee. In the case of an employee subject to a written employment agreement. "Cause" shall mean any action giving the Company the right to terminate such a person's employment agreement for cause.

     (f)  Transferability of Options

     No option shall be transferable by an optionholder otherwise than by will or the laws of descent and distribution, and during the lifetime of the optionholder to whom an option is granted it may be exercised only by him; provided that the Board may amend, with the consent of the optionholder, the terms of any option granted prior to such amendment to provide that such option may be transferred by the optionholder to the optionholder's spouse or to a trust of which the optionholder is the primary beneficiary during the optionholder's lifetime, in which case such option shall be exercisable by the optionholder's spouse (or the spouse's legal representative if the spouse shall die) or trustee, as the case may be, but may not be further transferred by such person otherwise than by will or the laws of descent and distribution except to the optionholder. In the event of any permissible transfer pursuant to the terms of the proviso of the immediately preceding sentence, all references to the termination of an optionholder's relationship with the Company contained in
Section 5(e) hereof shall be deemed to refer to termination of the relationship of the optionholder's transferor.

     (g) Listing and Registration

     Each option shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Stock subject to such option upon any securities exchange or under any state or federal law, including the Securities Act of 1933, as amended, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Company may in its sole discretion at any time, and from time to time, file a registration statement under the Securities Act of 1933, as amended, and list, register or qualify, under any other state or federal law, all or any part of the options issuable pursuant to the Plan and any Stock issuable upon exercise of such options in accordance with the terms of the Plan.

     (h) Option Agreement

     Each person to whom an option is granted shall enter into an agreement with the Company which shall contain such provisions, consistent with the provisions of this Plan, as may be established at any time or from time to time by the Board. Each option agreement may provide in the discretion of the Company that issuance of the Stock shall be conditioned upon the receipt from the person exercising such option of a representation or other instruments in form and substance satisfactory to the Company that at the time of such exercise it is his then present intention to acquire the Stock being purchased for investment and not with a view to the resale or distribution of any part thereof.

     (i) Stock Ownership

     In no event shall an Incentive Stock Option be granted to a 10% Stockholder, as defined in Section 5(c), unless the option price is at least 110 percent of the fair market value of the Stock, as determined under Section 5(a), and if the option is not exercisable for more than 5 years after the date of grant.

     (j) Limitations on Options

     The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which options are exercisable for the first time by the holder thereof during any calendar year (under all plans of the Company pursuant to which "incentive stock options" within the meaning of
Section 422A of the Code may be granted) shall not exceed $100,000.

6. Adjustments Upon Changes in Common Stock

     In the event there is, after March 7, 1986, a stock dividend paid in shares of the stock subject to any option outstanding thereunder, or a recapitalization, a reclassification, a split-up or a combination of shares with respect to such Stock, the Board shall have the power to make appropriate adjustments, which shall be binding upon the holders of unexercised option rights, of the option price under such option and the number of shares as to which such option is then exercisable, to the end that the optionholder's proportionate interest shall be maintained as before the occurrence of such event; and in any such case, an appropriate adjustment shall also be made in the total number of shares reserved for the future granting of options under the Plan. No adjustment provided for in this Section 6 shall require the Company to sell or issue a fractional share of Stock, and the total substitution adjustment with respect to each outstanding option shall be limited accordingly.

     Upon the effective date of any merger, consolidation, reorganization or liquidation of the Company with one or more corporations in which the Company is not the surviving corporation, or of a transfer of substantially all of the property or more than 80% of the then outstanding shares of Stock of the Company to another corporation, the Plan and any unexercised option granted under the Plan shall terminate unless provision be made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such unexercised options by a successor employer corporation or parent or subsidiary thereof for the substitution of such unexercised options covering shares of such successor corporation, with appropriate adjustments as to number and kind of shares and prices pursuant to Section 425(a) of the Code; in which event the Plan and the unexercised options theretofor granted or the new options substituted therefor shall continue in the manner and under the terms provided in the Plan. Prior to any such termination upon the effective date of any such transaction, the Board may in its discretion permit such optionholder under the Plan to accelerate his option and to purchase the full number of shares under his option which he would otherwise have been entitled to purchase during the remaining term of such option.

     Upon any adjustment made pursuant to this Section 6, the Company will, upon request, deliver to the optionholder or his successor, a certificate of the Company's Secretary or an Assistant Secretary setting forth the option price thereafter in effect and the number and kind of shares, other securities or other property thereafter purchasable on the exercise of such option.

7.  No Rights of Shareholders

     Neither the optionholder, his legal representative nor his transferee shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any option, in whole or in part, unless and until certificates for such shares shall have been issued.

8.  Amendment of Plan

The Plan may be amended by the Board, as it shall deem advisable, including any amendment to qualify the options as "incentive stock options" as defined in
Section 422A of the Code or to conform to any change in any law or regulation applicable thereto; provided, however, that the Board may not, without the authorization and approval of the shareholders of the Company within twelve months of such amendment, (I) increase the maximum number of shares for which options may be granted under the Plan, (ii) change the manner of determining the purchase price, (iii) reduce any purchase price (except in accordance with the provision of Section 6 hereof), (iv) increase the term of options beyond the periods indicated in Section 5(c), (v) extend the termination date of the Plan, or (vi) change the criteria for determining eligibility under the Plan.

     The Board may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. In the event of any dispute or disagreement as to the interpretation of this Plan or of any rule, regulation or procedure arising from or related to the Plan, as the same may apply in general to persons affected thereby, the decision of the Board shall be final and binding upon all such persons.

     Notwithstanding the foregoing, the Board may not amend, without the consent of the optionholder, the terms of any previously granted option in any manner which would adversely affect any such option. No modification, extension, renewal or other change in any option granted under the Plan shall be made after the grant thereof unless such modification, extension, renewal or other change is consistent with the provisions of the Plan and does not disqualify the option as an Incentive Stock Option.

9.  Termination of Plan

     The Board may in its discretion terminate, or fix a date for termination of the Plan, and any shares unallocated thereunder. No such termination shall affect any option theretofor granted which has neither expired nor been terminated. Unless previously terminated the Plan shall terminate on February 4, 2002 and no options shall be granted under the Plan after that date.

10.  Miscellaneous

     The granting of an option under this Plan shall impose no obligation on the Company to continue the employment of the employee and shall not lessen or affect the rights of the Company to terminate such employment of the employee. Participation under this Plan shall not affect eligibility for any profit-sharing, bonus, insurance, pension, or other extra compensation plan which the Company may at any time adopt for employees.

11.  Notices

     All notices under the Plan shall be in writing, and if to the Company, shall be mailed to its principal office, 565 Taxter Road, Elmsford, New York 10523; and if to the optionholder, shall be delivered personally or mailed to the optionholder at his address appearing in the payroll records of the Company. The address of any party may be changed at any time by written notice to the other party given in accordance with this Section 11.

12.  Nonexclusivity of the Plan

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitation on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options, restricted stock, or stock appreciation rights otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

13.  Exclusion From Pension Computations

     By acceptance of a grant of an option under the Plan, each employee shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise is special incentive compensation and will not be taken into account as "wages," "salary" or "compensation" in determining the amount of any payment under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company that may hereinafter be adopted by the Company.

14.  Plan Governed by New York Law

     The Plan and the rights of all persons hereunder shall be governed by the laws of the State of New York.

                                 REVOCABLE PROXY
                                VBAND CORPORATION

[ X ]   PLEASE MARK VOTES
        AS IN THIS EXAMPLE

                       1996 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Thomas E. Feil and Mark R. Hahn, and each of them, with power of substitution, as proxies, to appear and vote, as designated below, all of the shares of the Common Stock, $.01 par value per share, of V Band Corporation (the "Company"), held of record by the undersigned on April 5, 1996, at the Annual Meeting of Shareholders to be held at 10:00 a.m. on May 22, 1996, and any adjournments thereof.

1. Election of Directors:

Thomas E. Feil, Luke P. La Valle, Jr., Thomas H. Lenagh,
Brian S. North, Joseph M. O'Donnell, A.  Eugene Sapp, Jr.
J. Stephen Vanderwoude

[   ] FOR           [   ] AGAINST            [   ] FOR ALL EXCEPT


INSTRUCTION: To withhold your vote for any nominee(s), mark "For All Except" and write that nominee's name on the line below

- --------------------------------------------------------------------------------

2. Approve and adopt proposed amendments to the Company's Amended and Restated 1982 Incentive Stock Option Plan:

3. Approve the retention of Deloitte & Touche LLP as independent accountants for the Company for the 1996 fiscal year:

4. Other Matters:
   In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting, although management of the Company was not aware on April 19, 1996 of any other business to be considered; and providing that in no event shall such discretionary authority extend to my vote for the election of any person to any office for which a nominee is not named in the accompanying proxy statement.

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee listed in proposal 1, FOR proposal 2, FOR proposal 3 and at the discretion of the proxies as to other matters.


          Please be sure to sign and date this Proxy in the box below.

Date _________________________________________

________________________________________________________________________________
Stockholder sign above                            Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                               V BAND CORPORATION
                                 565 Taxter Road
                            Elmsford, New York 10523

                               PLEASE ACT PROMPTLY
                  MARK, SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                 WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT.
              IF YOU ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.